UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January [30], 2005

AT&T Corp.

(Exact name of registrant as specified in its charter)

New York	001-01105	13-4924710

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One AT&T Way Bedminster, New Jersey	07921

(Address of Principal Executive Offices)	(Zip Code)

(908) 221-2000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     AT&T Corp. (“AT&T”) and SBC Communications Inc. (“SBC”) have announced that they have entered into an agreement for SBC to acquire AT&T. A copy of the joint press release of AT&T and SBC is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Joint Press Release, dated January 30, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AT&T CORP.
/s/ Robert S. Feit

	By:	Robert S. Feit Vice President – Law and Secretary
Date: January 31, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release, dated January 30, 2005